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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 31, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)		95-2557091 (I.R.S. Employer Identification No.)

3820 State Street Santa Barbara, California 93105 (Address of principal executive offices, including zip code)

(805) 563-7000 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On October 31, 2002, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), issued two press releases. The first press release related to allegations contained in an affidavit filed today by the U.S. Attorney's Office in Sacramento, California, regarding two physicians who practice at the Company's Redding Medical Center in Redding, California. A copy of the press release is attached hereto as Exhibit 99.1. The second press release was in response to unfounded rumors that the Company's corporate headquarters had been searched by the Federal Bureau of Investigation. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated October 31, 2002, "Tenet Comments on Redding Affidavit".

99.2	Press release dated October 31, 2002, "Tenet Responds to Rumor of FBI Search of its Headquarters".

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ CHRISTI R. SULZBACH Christi R. Sulzbach Executive Vice President and General Counsel

Date: October 31, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 31, 2002, "Tenet Comments on Redding Affidavit".

99.2	Press release dated October 31, 2002, "Tenet Responds to Rumor of FBI Search of its Headquarters".

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FORM 8-K
ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.
SIGNATURE
EXHIBIT INDEX